UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 11, 2003


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           OREGON                      0-12853                93-0370304
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)        Identification No.)


13900 NW Science Park Drive, Portland, Oregon                    97229
   (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (503) 641-4141




                                    No Change

          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         See Item 12 below.

Item 12. Results of Operations and Financial Condition.

         On August 11, 2003, Electro Scientific Industries, Inc. (the "Company") announced its restated financial results for fiscal 2002 and the first and second quarters of fiscal 2003. The Company also announced its financial results for the third and fourth quarters of fiscal 2003 and for all of fiscal 2003. The Company's press release announcing these events is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits.

               99.1     Press release dated August 11, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  August 11, 2003.


                           Electro Scientific Industries, Inc.



                           By     /s/ J. Michael Dodson
                                ------------------------------------
                                J. Michael Dodson
                                Vice President of Administration and
                                Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1              Press release dated August 11, 2003.